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Exhibit 3.1

         ANGIOTECH PHARMACEUTICALS, INC.

(incorporated under the laws of British Columbia, Canada)

    •    Common Shares

PURCHASE AGREEMENT

Dated:    •    , 2003

Table of Contents

PURCHASE AGREEMENT			1
SECTION 1. Representations and Warranties			4
(a)	Representations and Warranties by the Company		4
	(i)	Compliance with Registration Requirements	4
	(ii)	Incorporated Documents	5
	(iii)	Independent Accountants	5
	(iv)	Financial Statements	5
	(v)	No Material Adverse Change in Business	5
	(vi)	Good Standing of the Company	6
	(vii)	Capitalization	6
	(viii)	Authorization of Agreement	7
	(ix)	Authorization and Description of Securities	7
	(x)	Absence of Defaults and Conflicts	7
	(xi)	Absence of Labor Dispute	7
	(xii)	Absence of Proceedings	8
	(xiii)	Permits; Intellectual Property	8
	(xiv)	Absence of Further Requirements	9
	(xv)	Possession of Licenses and Permits	9
	(xvi)	Title to Property	9
	(xvii)	Investment Company Act.	9
	(xviii)	Environmental Laws	9
	(xix)	No Stabilization or Manipulation	10
	(xx)	Registration Rights	10
	(xxi)	Other Reports and Information	10
	(xxii)	Taxes	10
	(xxiii)	Insurance	10
	(xxiv)	Compliance with Laws	10
	(xxv)	No Broker	11
	(xxvi)	Principal Shareholders	11
	(xxvii)	Non-Arm's Length Transactions	11
	(xxviii)	Stamp Tax	11
	(xxix)	Internal Accounting Controls	11
	(xxx)	ERISA	11
	(xxxi)	Sarbanes-Oxley Act	11
	(xxxii)	Statistical and Market Data	11
	(xxxiii)	French Language Documents	11
	(xxxiv)	Securities Reporting	12
	(xxxv)	Not Foreign Property	12
	(xxxvi)	Office	12
	(xxxvii)	Business Purpose	12
	(xxxviii)	Employees	12
	(xxxix)	Registrar & Transfer Agent	12
	(xl)	Form of Common Shares	12
(b)	Officer's Certificates		12
SECTION 2. Sale and Delivery to Underwriters; Closing			12
(a)	Initial Securities		12
(b)	Option Securities		12
(c)	Payment		13

i

(d)	Denominations; Registration	13
(e)	Sub-underwriter Notification	13
SECTION 3. Covenants of the Company		14
(a)	Compliance with Securities Regulations and Commission Requests	14
(b)	Filing of Amendments	14
(c)	Delivery of Filed Documents	14
(d)	Delivery of Prospectuses	14
(e)	Continued Compliance with Securities Laws	15
(f)	Blue Sky Qualifications	15
(g)	Rule 158	15
(h)	Use of Proceeds	15
(i)	Restriction on Sale of Securities	15
(j)	Listing	16
(k)	Reporting Requirements	16
(l)	PREP Procedures	16
(m)	Translation Opinions	16
(n)	Translation Opinions—Financial Statements	16
(o)	Lock-Up Agreements	17
(p)	Disclosures	17
SECTION 4. Payment of Expenses		17
(a)	Expenses	17
(b)	Termination of Agreement	17
SECTION 5. Conditions of Underwriters' Obligations		18
(a)	Effectiveness of Registration Statement	18
(b)	Opinion of Canadian Counsel for Company	18
(c)	Opinion of U.S. Counsel for Company.	18
(d)	Opinion of Patent Counsel for Company	18
(e)	Opinion of Canadian Counsel for Underwriters and the Sub-underwriter	18
(f)	Opinion of U.S. Counsel for Underwriters and the Sub-underwriter	19
(g)	Officers' Certificate	19
(h)	Accountant's Comfort Letter	19
(i)	Bring-down Comfort Letter	19
(j)	No Objection	19
(k)	Lock-up Agreements	19
(l)	Approval of Listing	19
(m)	Conditions to Purchase of Option Securities	20
	(i) Opinion of Canadian Counsel for Company	20
	(ii) Opinion of U.S. Counsel for Company	20
	(iii) Opinion of Patent Counsel for Company	20
	(iv) Opinion of Canadian Counsel for Underwriters and the Sub-underwriter	20
	(v) Opinion of U.S. Counsel for Underwriters and the Sub-underwriter	20
	(vi) Officer's Certificate	20
	(vii) Bring-down Comfort Letter	20
(n)	Additional Documents	20
(o)	Termination of Agreement	21
SECTION 6. Indemnification		21
(a)	Indemnification of Underwriters and the Sub-underwriter	21
(b)	Indemnification of Company, Directors and Officers	21

ii

(c) Actions against Parties; Notification	22
(d) Settlement without Consent if Failure to Reimburse	22
SECTION 7. Contribution	22
SECTION 8. Representations, Warranties and Agreements to Survive Delivery	23
SECTION 9. Termination of Agreement	24
(a) Termination; General	24
(b) Liabilities	24
SECTION 10. Default by One or More of the Underwriters	24
SECTION 11. Agent for Service; Submission to Jurisdiction; Waiver of Immunities	25
SECTION 12. Notices	25
SECTION 13. Parties	25
SECTION 14. GOVERNING LAW AND TIME	26
SECTION 15. Effect of Headings	26
SECTION 16. Judgment Currency	26
SCHEDULES
Schedule A—List of Underwriters Sch A-1
Schedule B—Pricing Information Sch B-1
Schedule C—List of Persons and Entities Subject to Lock-up Sch C-1
EXHIBITS
Exhibit A—Form of Opinion of Company's Canadian Counsel A-1
Exhibit B—Form of Opinion of Company's U.S. Counsel B-1
Exhibit C—Form of Lock-up Letter C-1

iii

ANGIOTECH PHARMACEUTICALS, INC.

(incorporated under the laws of British Columbia)

    •    Common Shares

PURCHASE AGREEMENT

    •    , 2003

MERRILL LYNCH & CO. Merrill Lynch, Pierce, Fenner & Smith Incorporated Lehman Brothers Inc. BMO Nesbitt Burns Inc. Credit Suisse First Boston Canada Inc. as Representatives of the several Underwriters
c/o	Merrill Lynch & Co. Merrill Lynch, Pierce, Fenner & Smith Incorporated World Financial Center, North Tower 250 Vesey Street, 6th Floor New York, NY 10281-1209

Ladies and Gentlemen:

Angiotech Pharmaceuticals, Inc., a company incorporated under the laws of British Columbia, Canada (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Lehman Brothers Inc., BMO Nesbitt Burns Inc. and Credit Suisse First Boston Canada Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of Common Shares, without par value, of the Company ("Common Shares") set forth in said Schedule A and with respect to the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of    •     additional Common Shares to cover over-allotments, if any. The aforesaid    •    Common Shares (the "Initial Securities") to be purchased by the Underwriters and all or any part of the    •    Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities".

        The Company understands that the Underwriters directly or through affiliates propose to make a public offering of the Securities in the United States and in the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Québec, Nova Scotia, New Brunswick, Prince Edward Island and Newfoundland, Canada upon the terms set forth in the U.S. Prospectus (as defined below) and the Canadian Prospectus (as defined below) as soon as the Underwriters deem advisable after this Agreement has been executed and delivered.

        The Company has prepared and filed with the British Columbia Securities Commission in the Province of British Columbia, Canada (the "Reviewing Authority") and with the securities regulatory authorities (the "Qualifying Authorities") in the Provinces of Alberta, Saskatchewan, Manitoba,

Ontario, Québec, Nova Scotia, New Brunswick, Prince Edward Island and Newfoundland, Canada (the "Qualifying Provinces") a preliminary short form prospectus relating to the Securities (in the English and French languages, as applicable, the "Canadian Preliminary Prospectus"). The Company has filed the Canadian Preliminary Prospectus with the Reviewing Authority and the Qualifying Authorities pursuant to National Policy 43-201—Mutual Reliance Review-System for Prospectuses and Annual Information Forms and its related memorandum of understanding, and the Reviewing Authority is acting as principal regulator. The Company has also filed the Canadian Preliminary Prospectus with the Reviewing Authority and the Qualifying Authorities pursuant to National Instrument 44-103—Post-Receipt Pricing (the "PREP Procedures"). The Reviewing Authority has issued a preliminary Mutual Reliance Review System Decision Document for the Canadian Preliminary Prospectus. The Company has prepared and filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form F-10 (File No. 333-108920) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the Canadian Preliminary Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Preliminary Prospectus").

        In addition, the Company (A) has prepared and filed (1) with the Reviewing Authority and the Qualifying Authorities, a final short form prospectus relating to the Securities (in the English and French languages, as applicable, the "Base PREP Prospectus") which omits the PREP Information (as hereinafter defined) in accordance with the PREP Procedures and (2) with the Commission, an amendment to such registration statement, including the Base PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission), and (B) will prepare and file, promptly and, in any event, within one business day after the execution and delivery of this Agreement, (1) with the Reviewing Authority and the Qualifying Authorities, in accordance with the PREP Procedures, a supplemented PREP prospectus setting forth the PREP Information (in the English and French languages, as applicable, the "Supplemented PREP Prospectus"), and (2) with the Commission, in accordance with General Instruction II.L. of Form F-10, the Supplemented PREP Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission) (the "U.S. Supplemented Prospectus"). The information included in the Supplemented PREP Prospectus that is omitted from the Base PREP Prospectus and which is deemed under the PREP Procedures to be incorporated by reference in the Base PREP Prospectus as of the date of the Supplemented PREP Prospectus is referred to herein as the "PREP Information".

        Each prospectus relating to the Securities (A) used in the United States (1) before the time such registration statement on Form F-10 became effective or (2) after such effectiveness and prior to the execution and delivery of this Agreement or (B) used in Canada (1) before a final Mutual Reliance Review System Decision Document for the Base PREP Prospectus had been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities or (2) after such final Mutual Reliance Review System Decision Document has been received and prior to the execution and delivery of this Agreement, in each case, including the documents incorporated by reference therein, that omits the PREP Information, is herein called a "preliminary prospectus". Such registration statement on Form F-10, including the exhibits thereto and the documents incorporated by reference therein, as amended at the time it became effective is herein called the "Registration Statement". The prospectus included in the Registration Statement at the time it became effective, including the documents incorporated by reference therein, is herein called the "U.S. Prospectus", except that if a U.S. Supplemented Prospectus containing the PREP Information is thereafter furnished to the Underwriters after the execution of this Agreement (whether or not such prospectus is required to be filed pursuant to the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations")), the term "U.S. Prospectus" shall refer to such U.S. Supplemented Prospectus, including the documents incorporated by reference therein.

        The Base PREP Prospectus for which a final Mutual Reliance Review System Decision Document has been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities, including the documents incorporated by reference therein, is herein referred to as the "Canadian Prospectus", except that, if, after the execution of this Agreement, a Supplemented PREP Prospectus containing the PREP Information is thereafter filed with the Reviewing Authority and the Qualifying Authorities, the term "Canadian Prospectus" shall refer to such Supplemented PREP Prospectus, including the documents incorporated by reference therein. Any amendment to the Canadian Prospectus, any amended or supplemental prospectus or auxiliary material, information, evidence, return, report, application, statement or document that may be filed by or on behalf of the Company under the securities laws of the Province of British Columbia or the Qualifying Provinces prior to the Closing Time (as hereinafter defined) or, where such document is deemed to be incorporated by reference into the Base PREP Prospectus, prior to the expiry of the period of distribution of the Securities, is referred to herein collectively as the "Supplementary Material".

        The Company understands that a portion of the Securities may be offered and sold in a public offering in the Province of British Columbia and the Qualifying Provinces conducted through Merrill Lynch Canada Inc., an affiliate of Merrill Lynch (the "Sub-underwriter"), pursuant to the Canadian Prospectus. The Sub-underwriter, subject to the terms and conditions set forth herein, agrees and covenants with the Company to use reasonable efforts to sell the Securities in the Province of British Columbia and the Qualifying Provinces. Any Securities so sold will be purchased by the Sub-underwriter from Merrill Lynch at the Closing Time at a price equal to the purchase price as set forth in Schedule B hereto or such purchase price less an amount to be mutually agreed upon by the Sub-underwriter and Merrill Lynch, which amount shall not be greater than the underwriting commission as set forth in Schedule B hereto.

        The Underwriters shall offer the Securities for sale to the public directly and through other investment dealers and brokers in Canada and the United States only as permitted by applicable law and upon the terms and conditions set forth in the Canadian Prospectus, the U.S. Prospectus and this Agreement. The Underwriters agree that they will not, directly or indirectly, distribute the Registration Statement, the Canadian Preliminary Prospectus, the Canadian Prospectus, the U.S. Preliminary Prospectus or the U.S. Prospectus or publish any prospectus, circular, advertisement or other offering material in any jurisdiction other than the Qualifying Provinces or such states of the United States where the Securities are duly qualified under U.S. federal and applicable U.S. state securities laws, in such manner as to require registration of the Securities or the filing of a prospectus or any similar document with respect to the Securities by the Company therein. The Underwriters agree that each of the Underwriters that is not registered as a broker-dealer under Section 15 of the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), will not offer or sell any Securities in, or to persons who are nationals or residents of, the United States other than through one of its United States registered broker-dealer affiliates or otherwise in compliance with the 1934 Act Rule 15a-6. Sales of Securities in Canada may be made only by an Underwriter that is either registered in the appropriate category or exempt from registration under applicable Canadian Securities Laws or by its appropriately registered Canadian affiliate or agent. The Underwriters who are selling Shares in Canada (the "Canadian Underwriters") severally covenant and agree with the Company that they (a) shall notify the Company of sales of the Shares in each Qualifying Province and provide a breakdown of the total proceeds realized in each of the Qualifying Provinces in which a filing fee for a prospectus is based on the proceeds realized in the Qualifying Province from the sale of the Shares therein; (b) shall, promptly after a receipt is issued for the Canadian Prospectus, deliver one copy of the Canadian Prospectus to each purchaser of Shares that is located in Canada; and (c) shall promptly notify each Qualifying Province, where required, of the number of Shares offered under the Canadian Prospectus sold in that Qualifying Province.

        The Company has also prepared and filed with the Commission an appointment of agent for service of process upon the Company on Form F-X in conjunction with the filing of the Registration Statement (the "Form F-X").

SECTION 1.    Representations and Warranties.

        (a)   Representations and Warranties by the Company. The Company represents and warrants to each Underwriter and the Sub-underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Underwriter and the Sub-underwriter, as follows:

            (i)  Compliance with Registration Requirements. The Company is qualified to file a prospectus in the form of a short form prospectus pursuant to the requirements of National Instrument 44-101-Short Form Prospectus Distribution. The Company meets the general eligibility requirements for use of Form F-10 under the 1933 Act. A final Mutual Reliance Review System Decision Document has been received from the Reviewing Authority on behalf of itself and the Qualifying Authorities in respect of the Base PREP Prospectus and no order suspending the distribution of the Securities has been issued by the Reviewing Authority or any of the Qualifying Authorities. The Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the time the Registration Statement became effective under the 1933 Act and at all times subsequent thereto up to and including the Closing Time (as defined in Section 2(c)) (and if any Option Securities are purchased, at the Date of Delivery (as defined in Section 2(b)): (A) the Canadian Prospectus complied and will comply in all material respects with the securities laws (including the PREP Procedures and all relevant regulations, rules, instruments, and policies) applicable in the Province of British Columbia and the Qualifying Provinces ("Canadian Securities Laws") as interpreted and applied by the Reviewing Authority and the Qualifying Authorities; (B) the U.S. Prospectus conformed and will conform to the Canadian Prospectus except for such deletions therefrom and additions thereto as are permitted or required by Form F-10 and the applicable rules and regulations of the Commission; (C) the Registration Statement and any amendments or supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations; (D) neither the Registration Statement nor any amendment or supplement thereto contained or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (E) each of the Canadian Prospectus, any Supplementary Material or any amendment or supplement thereto, together with each document incorporated therein by reference, constituted and will constitute full, true and plain disclosure of all material facts relating to the Company and the Securities, and each of the U.S. Prospectus, the Canadian Prospectus and any Supplementary Material or any amendment or supplement thereto, together with each document incorporated therein by reference, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in clauses (D) and (E) above do not apply to statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing to the Company by any Underwriter through Merrill Lynch or the Sub-Underwriter expressly for use in the Registration Statement, the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material.

           (ii)  Incorporated Documents. Each document filed or to be filed with the Reviewing Authority and the Qualifying Authorities and incorporated or deemed to be incorporated by reference in the Canadian Prospectus complied or will comply when so filed and at the Closing Time (and, if any Option Securities are purchased, at any Date of Delivery) in all material respects with the Canadian Securities Laws as interpreted and applied by the Reviewing Authority and the Qualifying Authorities, respectively, and none of such documents contained or will contain at the time of its filing any untrue statement of a material fact or omitted or will omit at the time of its filing to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were or are made, not misleading.

          The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the U.S. Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the U.S. Prospectus, at the time the Registration Statement became effective, at the time the U.S. Prospectus was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iii)  Independent Accountants. The accountants who audited the consolidated financial statements included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations and are independent with respect to the Company within the meaning of the Company Act (British Columbia) and Canadian Securities Laws. To the knowledge of the Company, such accountants are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") with respect to the Company.

          (iv)  Financial Statements. The consolidated financial statements included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus, together with the related schedules, if any, and notes, present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the consolidated statements of operations and retained earnings and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in accordance with generally accepted accounting principles in Canada ("Canadian GAAP") applied on a consistent basis throughout the periods involved and have been reconciled to generally accepted accounting principles in the United States of America ("U.S. GAAP") in accordance with Item 18 of Form 20-F under the 1934 Act. The selected consolidated financial data and the summary consolidated financial data included in the U.S. Prospectus and the Canadian Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus. The pro forma financial statements and the related notes thereto included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus present fairly the information shown therein, have been prepared in accordance with Canadian Securities Laws and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

           (v)  No Material Adverse Change in Business. Since the respective dates as of which information is given in the U.S. Prospectus, the Canadian Prospectus and the Supplementary Material, except as otherwise stated therein, (A) there has been no material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, or in the earnings, management, properties, assets, rights, operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into or any material transaction that is probable of being entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) the Company has no material contingent obligations which are not disclosed in the U.S. Prospectus, the Canadian Prospectus or the Registration Statement, and (D) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its share capital.

          (vi)  Good Standing of the Company. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of British Columbia and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus; and the Company is not required to be duly qualified or registered to transact business in any other jurisdiction in which it carries on business, except where the failure so to qualify or register would not result in a Material Adverse Effect. The only subsidiaries (as defined in Rule 405 under the 1933 Act) of the Company are Cohesion Technologies, Inc., Angiotech Capital LLC, Angiotech Pharmaceuticals (US), Inc., Angiotech International GmbH, Angiotech Rx International GmbH, Angiodevice International GmbH and Neucoll, Inc. None of the subsidiaries of the Company is a "significant subsidiary" (as such term is defined under Rule 1-02 of Regulation S-X under the 1934 Act). Each subsidiary of the Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the U.S. Prospectus and the Canadian Prospectus; and each subsidiary of the Company is not required to be duly qualified or registered to transact business in any other jurisdiction in which it carries on business, except where the failure so to qualify or register would not result in a Material Adverse Effect.

         (vii)  Capitalization. The authorized, issued and outstanding share capital of the Company is as set forth in the U.S. Prospectus and the Canadian Prospectus under the caption "Description of Share Capital" and in the column entitled "Actual" under the caption "Capitalization" (except for any subsequent issuances pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the U.S. Prospectus and the Canadian Prospectus or pursuant to the exercise of convertible securities or options referred to in the U.S. Prospectus and the Canadian Prospectus). All of the issued and outstanding shares in the capital of the Company have been duly authorized and validly issued and are fully paid and non-assessable and have been issued in compliance with the Company Act (British Columbia) and all U.S. and Canadian securities laws; none of the outstanding shares in the capital of the Company was issued in violation of the preemptive or other similar rights of any shareholder of the Company or any other person. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus and the financial statements of the Company and related notes thereto included or incorporated by reference into the U.S. Prospectus and the Canadian Prospectus, the Company does not have any options or warrants to purchase, or any pre-emptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, any of its share capital or any such options, rights, convertible securities or obligations except for options granted subsequent to the date of the information provided in the U.S. Prospectus and the Canadian Prospectus pursuant to the Company's employee stock option plan disclosed in the U.S. Prospectus and the Canadian Prospectus. The description of the Company's stock option and other stock plans or arrangements, and the options or other rights granted thereunder, as set forth in the U.S. Prospectus and the Canadian Prospectus, accurately and fairly presents the information required to be disclosed with respect to such plans, arrangements, options and rights. All of the issued and outstanding shares in the capital of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and, except with respect to Neucoll, Inc., are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares in the capital of each of the Company's subsidiaries was issued in violation of the preemptive or other similar rights of any person.

        (viii)  Authorization of Agreement. The Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

          (ix)  Authorization and Description of Securities. The Securities have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Shares conform to the description relating thereto contained in the U.S. Prospectus and the Canadian Prospectus and such description conforms to the rights set forth in the instruments defining the same; no holder of the Securities will be subject to personal liability solely by reason of being such a holder; and the issuance of the Securities is not subject to the preemptive or other similar rights of any shareholder of the Company or any other person.

           (x)  Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of its subsidiaries may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and in the U.S. Prospectus and the Canadian Prospectus (including the authorization, issuance, sale and delivery of the Securities and the use of the proceeds from the sale of the Securities as described in the U.S. Prospectus and the Canadian Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments, nor will such action result in any violation or conflict with the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xi)  Absence of Labor Dispute. No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and, to the knowledge of the Company, there is no existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

         (xii)  Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or, to the knowledge of the Company, affecting the Company or any subsidiary that is not disclosed in the U.S. Prospectus, the Canadian Prospectus or the Supplementary Material, which is required to be disclosed therein, or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property, products or assets is the subject or may be affected which are not described in the U.S. Prospectus, the Canadian Prospectus or the Supplementary Material, including ordinary routine litigation incidental to the business of the Company, could not reasonably be expected to result in a Material Adverse Effect.

        (xiii)  Permits; Intellectual Property. Except as set forth in the U.S. Prospectus and the Canadian Prospectus, (i) the Company and each of its subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses in all material respects; (ii) the Company and its subsidiaries each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights ("Intellectual Property") necessary to carry on their business in all material respects as described in the U.S. Prospectus, the Canadian Prospectus and the Registration Statement; (iii) to the best of the Company's knowledge, neither the Company nor any of its subsidiaries has infringed any Intellectual Property of any other person or entity, other than an infringement of invalid Intellectual Property of any other person or entity that would not result in a Material Adverse Effect; and (iv) neither the Company nor any of its subsidiaries has received notice of conflict or is otherwise aware of any conflict with any Intellectual Property of any other person or entity, other than a conflict of invalid Intellectual Property of any other person or entity that would not result in a Material Adverse Effect. The Company has taken all reasonable steps necessary to secure interests in such Intellectual Property from its contractors. There are no material outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are required to be described in the U.S. Prospectus and the Canadian Prospectus and are not described in all material respects. The Company is not a party to or bound by any material outstanding options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the U.S. Prospectus and the Canadian Prospectus and are not described in all material respects. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the knowledge of the Company, any of its officers, directors or employees or otherwise in violation of the rights of any persons; the Company has not received any written or oral communications from third parties or their advisors alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the U.S. Prospectus and the Canadian Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of such third parties. The Company knows of no infringement by others of Intellectual Property owned by or licensed to the Company which might reasonably be expected to result in a Material Adverse Effect or to prevent the consummation of the transactions contemplated hereby. The patents and patent applications listed on Schedules A and B of the opinions rendered by SEED Intellectual Property Law Group PLLC and Reed & Eberle LLP pursuant to Section 5(d) hereof constitute all of the material patents and patent applications owned by the Company.

        (xiv)  Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (A) such as have been already obtained under the 1933 Act or the 1933 Act Regulations or state securities laws except as expressly provided for or contemplated in this Agreement, and (B) such as have been obtained under Canadian Securities Laws.

         (xv)  Possession of Licenses and Permits. Except in each case as would not individually or in an aggregate have a Material Adverse Effect, (A) the Company and its subsidiaries possess such permits, certificates, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, provincial, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and to sell their respective products in the jurisdictions referenced in the U.S. Prospectus and the Canadian Prospectus; (B) the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses; (C) all of the Governmental Licenses are valid and in full force and effect; and (D) neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses.

        (xvi)  Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by the Company and its subsidiaries and good title to all other properties owned by them in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the U.S. Prospectus and the Canadian Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the U.S. Prospectus and the Canadian Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased, premises under any such lease or sublease.

       (xvii)  Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the U.S. Prospectus and the Canadian Prospectus will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

      (xviii)  Environmental Laws. Except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any federal, provincial, state, local, municipal or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or civil law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively,

  "Environmental Laws"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Laws against the Company or any of its subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

        (xix)  No Stabilization or Manipulation. Neither the Company nor, to its knowledge, any of its officers, directors or affiliates, has taken or will take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

         (xx)  Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered or qualified for distribution pursuant to the Registration Statement, the Canadian Prospectus or otherwise registered by the Company under the 1933 Act or qualified for distribution under any Canadian Securities Laws.

        (xxi)  Other Reports and Information. There are no reports or information that in accordance with the requirements of the Reviewing Authority or the Qualifying Authorities must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; no material change reports or other documents have been filed on a confidential basis with the Reviewing Authority or the Qualifying Authorities since January 1, 2001; there are no documents required to be filed with the Reviewing Authority or the Qualifying Authorities in connection with the Canadian Prospectus that have not been filed as required; there are no contracts, documents or other materials required to be described or referred to in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or to be filed as exhibits to the Registration Statement that are not described, referred to or filed as required.

       (xxii)  Taxes. The Company and its subsidiaries have filed all necessary material United States, Canadian and foreign federal, state, provincial and local income, payroll, franchise and other tax returns and have paid the taxes shown as due thereon or with respect to any of their properties or any transactions to which they are a party in all material respects, and there is no tax material deficiency that has been, or is likely to be, asserted against the Company or any of its subsidiaries or any of their properties or assets except to the extent adequately provided for on the financial statements of the Company.

      (xxiii)  Insurance. Except as disclosed in the U.S. Prospectus and the Canadian Prospectus, the Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they engage or propose to engage; the Company and its subsidiaries have no reason to believe that they will not be able to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their business at a cost that would not result in a Material Adverse Effect.

      (xxiv)  Compliance with Laws. The Company and its subsidiaries are in all material respects in compliance with, and conduct their businesses in conformity in all material respects with, all applicable U.S. and Canadian federal, state, provincial, local and foreign laws, rules and regulations and all applicable ordinances, judgments, decrees, orders, units and injunctions of any court or governmental agency or body or The Toronto Stock Exchange (the "TSX") or The Nasdaq National Market (the "Nasdaq").

        (xxv)  No Broker. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

      (xxvi)  Principal Shareholders. To the knowledge of the Company, after due inquiry, none of the directors or officers has ever been subject to prior criminal or bankruptcy proceedings in the United States, Canada or elsewhere.

     (xxvii)  Non-Arm's Length Transactions. To the knowledge of the Company, after due inquiry, except as disclosed in writing to the Underwriters or in the U.S. Prospectus and the Canadian Prospectus, neither the Company nor any subsidiary is a party to any contract, agreement or understanding with any officer, director, employee or any other person not dealing at arm's length with the Company or any subsidiary which is required to be disclosed by Canadian Securities Laws.

    (xxviii)  Stamp Tax. No stamp duty, registration or documentary taxes, duties or similar charges are payable under the federal laws of Canada or the laws of the Province British Columbia in connection with the creation, issuance, sale and delivery to the Underwriters of the Securities or the authorization, execution, delivery and performance of this Agreement or the resale of Securities by an Underwriter to U.S. residents or Canadian residents.

       (xxix)  Internal Accounting Controls. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

        (xxx)  ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

       (xxxi)  Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith applicable to the Company.

     (xxxii)  Statistical and Market Data. The statistical and market related data and the report, study and clinical trial derived data included or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus are based on or derived from sources the Company believes are reliable and accurate and statements made which are based on the Company's belief are statements which the Company believes in good faith to be accurate.

    (xxxiii)  French Language Documents. The French language version of each of the Canadian Preliminary Prospectus, the Base PREP Prospectus and the Supplemented PREP Prospectus,

  together with each document incorporated therein by reference, including the financial statements and other financial data contained therein, is in all material respects a complete and proper translation of the English language versions thereof, and is not susceptible of any materially different interpretation with respect to any material matter contained therein.

     (xxxiv)  Securities Reporting. The Company is a reporting issuer in each of the Qualifying Provinces and is not in default under any provision of applicable Canadian Securities Laws. The Common Shares are registered under the 1934 Act and the Company has timely filed with the Commission all reports required under the 1934 Act to be filed by the Company since its registration thereunder.

      (xxxv)  Not Foreign Property. The Company's Common Shares are not "foreign property" for purposes of the Income Tax Act (Canada).

     (xxxvi)  Office. The Company maintains an office in Canada.

    (xxxvii)  Business Purpose. The purpose of the business of the Company is not to derive income from, or to derive profits from the disposition of shares, interests in trusts, indebtedness, annuities, commodities, commodities futures, currency, real property, interests in funds or entities other than corporations, partnerships and trusts, interests or options in respect of property described above or any combination of properties described above.

   (xxxviii)  Employees. The Company employs in Canada more than five employees full time in the active conduct of the business of the Company.

     (xxxix)  Registrar & Transfer Agent. Computershare Trust Company of Canada has been duly appointed as the registrar and transfer agent for the Common Shares at its offices in Vancouver, British Columbia.

          (xl)  Form of Common Shares. The definitive form of certificate representing the Common Shares has been duly approved and adopted by the Company and conforms to the requirements of the Company Act (British Columbia), the TSX, the Nasdaq, and the governing documents of the Company.

        (b)   Officer's Certificates. Any certificate signed by any officer of the Company delivered to the Representatives or to counsel for the Underwriters and the Sub-Underwriter shall be deemed a representation and warranty by the Company to each Underwriter and the Sub-underwriter as to the matters covered thereby.

        SECTION 2.    Sale and Delivery to Underwriters; Closing.

        (a)   Initial Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell    •    Initial Securities to the Underwriters, and each Underwriter, severally and not jointly, agrees to purchase from the Company at the price per share set forth in Schedule B, the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

        (b)   Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional    •     Common Shares at the price per share set forth in Schedule B, less an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional shares.

        (c)   Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Irwin, White and Jennings in Vancouver, British Columbia, or at such other place as shall be agreed upon by the Representatives and the Company, at 8:30 A.M. (New York City time) on the third (fourth, if the pricing occurs after 4:30 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time").

        In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

        Payment shall be made to the Company by wire transfer of immediately available (same day) funds to the bank account designated by the Company which designation will be not less than 24 hours prior to the Closing Time or relevant Date of Delivery, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Payment to the Company with respect to Securities the Underwriters have sold or expect to sell in the United States shall be made in U.S. dollars and payment to the Company with respect to Securities the Underwriters have sold or expect to sell in Canada shall be made in Canadian dollars, as set forth in Schedule B hereto. Merrill Lynch, individually and not as representative of the Underwriters or the Sub-Underwriter, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter or the Sub-Underwriter whose funds have not been received by the Closing Time, or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter or the Sub-Underwriter from its obligations hereunder.

        (d)   Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

        (e)   Sub-underwriter Notification. The Sub-underwriter shall notify Merrill Lynch at least 48 hours prior to the Closing Time (or Time of Delivery, as applicable) of the number of the Securities to be sold by the Sub-underwriter in the Province of British Columbia and the Qualifying Provinces and, subject to the completion of the purchase of the Securities by Merrill Lynch hereunder, Merrill Lynch agrees to sell to the Sub-underwriter, and the Sub-underwriter agrees to purchase from Merrill Lynch, at a price equal to the purchase price set forth in Schedule B hereto or at such purchase price less an amount to be mutually agreed upon by the Sub-underwriter and Merrill Lynch, which amount shall not be greater than the underwriting commission as set forth in Schedule B hereto, such number of the Securities at the Closing Time (or Time of Delivery as applicable).

        SECTION 3.    Covenants of the Company. The Company covenants with each Underwriter and the Sub-underwriter as follows:

        (a)   Compliance with Securities Regulations and Commission Requests. The Company will comply with the requirements of the PREP Procedures and General Instruction II.L. of Form F-10; and will notify the Underwriters and the Sub-underwriter promptly, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall have been filed with the Commission or shall have become effective, and when any supplement to the U.S. Prospectus or the Canadian Prospectus or any amended U.S. Prospectus or Canadian Prospectus or any Supplementary Material shall have been filed, (ii) of the receipt of any comments from the Reviewing Authority, any Qualifying Authority or the Commission, (iii) of any request by the Reviewing Authority to amend or supplement the Base PREP Prospectus or the Canadian Prospectus or for additional information or of any request by the Commission to amend the Registration Statement or to amend or supplement the U.S. Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the U.S. Preliminary Prospectus or the Canadian Preliminary Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose, and (v) of the issuance by the Reviewing Authority, any Qualifying Authority or any stock exchange of any order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company, or of the institution or, to the knowledge of the Company, threatening of any proceedings for any such purpose. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use or such order ceasing or suspending the distribution of the Securities or the trading in the Securities of the Company and, if any such order is issued, to obtain the lifting thereof at the earliest possible time.

        (b)   Filing of Amendments. The Company will not at any time file or make any amendment to the Registration Statement, any amendment or supplement to the Base PREP Prospectus, or any amendment or supplement to any prospectus included in the Registration Statement at the time it becomes effective, the U.S. Supplemented Prospectus, the Supplemented PREP Prospectus or any Supplementary Material, of which the Representatives shall not have previously been advised and furnished a copy or to which the Representatives shall have objected, acting reasonably.

        (c)   Delivery of Filed Documents. The Company has furnished or will deliver to each of the Representatives and the Sub-underwriter, without charge, a copy of the Canadian Preliminary Prospectus, the Base PREP Prospectus, the Canadian Prospectus, and, if requested, any Supplementary Material, approved, signed and certified as required by the Canadian Securities Laws and signed copies of the Registration Statement as originally filed and of each amendment thereto (including, if requested, exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts.

        (d)   Delivery of Prospectuses. The Company has delivered to each Underwriter and the Sub-underwriter, without charge, as many copies of each U.S. Preliminary Prospectus and Canadian Preliminary Prospectus as such Underwriter and the Sub-underwriter have reasonably requested, and the Company hereby consents to the use of such copies for the purposes permitted by the 1933 Act and applicable Canadian Securities Laws. The Company will deliver to each Underwriter and the Sub-underwriter, without charge, during the period when the U.S. Prospectus is required to be delivered under the 1933 Act or the 1934 Act and during the period when the Canadian Prospectus is required to be delivered under Canadian Securities Laws, but no later than the first business day after the date hereof, such number of copies of the U.S. Prospectus and Canadian Prospectus, respectively (each as supplemented or amended) as such Underwriter and the Sub-underwriter may reasonably request.

        (e)   Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations and the Canadian Securities Laws so as to permit the completion of the distribution of the securities as contemplated in this Agreement and in the U.S. Prospectus and the Canadian Prospectus. If at any time when a prospectus is required by the 1933 Act or applicable Canadian Securities Laws to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or the Sub-underwriter or for the Company, acting reasonably, to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order that the U.S. Prospectus or the Canadian Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, acting reasonably, at any such time to amend the Registration Statement or amend or supplement the U.S. Prospectus or the Canadian Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations or the Canadian Securities Laws, the Company will promptly prepare and file with the Commission and with the Reviewing Authority and the Qualifying Authorities, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the U.S. Prospectus or the Canadian Prospectus comply with such requirements, and the Company will furnish to the Underwriters and the Sub-underwriter such number of copies of such amendment or supplement as the Underwriters and the Sub-underwriter may reasonably request.

        (f)    Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and to maintain such qualifications in effect for a period of not less than one year from the effective date of the Registration Statement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

        (g)   Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement (which need not be audited) for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act and the regulations thereunder.

        (h)   Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the U.S. Prospectus and the Canadian Prospectus under "Use of Proceeds".

        (i)    Restriction on Sale of Securities. During a period of 90 days from the date of the U.S. Prospectus and the Canadian Prospectus, the Company will not, without the prior written consent of Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder, (B) any Common Shares issued or options to purchase Common Shares granted pursuant to existing employee plans of the Company referred to in the U.S. Prospectus and the Canadian Prospectus, or (C) any Common Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the U.S. Prospectus and the Canadian Prospectus.

        (j)    Listing. The Company has obtained the conditional approval of the TSX for the listing of the Securities and will use its best efforts to satisfy any requirements of the TSX to the listing thereof within the time specified in such approval. The Company has obtained the approval (subject to notice of issuance) of the Nasdaq to quote the Securities and, for a period of at least five years after the date hereof, will use its best efforts to effect and maintain the quotation of the Securities on the Nasdaq or, alternatively, the listing of the Securities on the New York Stock Exchange ("NYSE") and will file with the Nasdaq or the NYSE, as applicable, all documents and notices required by the Nasdaq or the NYSE, as applicable.

        (k)   Reporting Requirements. The Company, during the period when the U.S. Prospectus or the Canadian Prospectus is required to be delivered under the 1933 Act or the 1934 Act or under applicable Canadian securities legislation, will file all documents required to be filed by the Company with (i) the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder, and (ii) with the Reviewing Authority and the Qualifying Authorities in accordance with Canadian Securities Laws.

        (l)    PREP Procedures. The Company will take such steps as it deems necessary to ascertain promptly whether the form of Supplemented PREP Prospectus was received for filing by the Reviewing Authority and the Qualifying Authorities and whether the U.S. Supplemented Prospectus transmitted for filing pursuant to General Instruction II.L. of Form F-10 was received for filing by the Commission and, in the event that any such prospectuses were not received for filing, it will promptly file any such prospectus not then received for filing.

        (m)  Translation Opinions. The Company shall cause Desjardins Ducharme Stein & Monast to deliver to the Underwriters and the Sub-underwriter opinions, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, Prospectus Base PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the French language version of each such prospectus, together with each document incorporated therein by reference (other than the financial statements and other financial data contained therein or omitted therefrom), is in all material respects a complete and proper translation of the English language versions thereof and is not susceptible of any materially different interpretation with respect to any material matter contained therein. The Company shall cause Desjardins Ducharme Stein & Monast to deliver to the Underwriters and the Sub-underwriter similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance satisfactory to the Underwriters and the Sub-underwriter, prior to the filing thereof with the Reviewing Authority.

        (n)   Translation Opinions—Financial Statements. The Company shall cause Ernst & Young LLP to deliver to the Underwriters and the Sub-underwriter opinions, dated the date of the filing of the French language versions of each of the Canadian Preliminary Prospectus, Prospectus Base PREP Prospectus and the Supplemented PREP Prospectus, to the effect that the financial statements and other financial data contained in the French language version of each such prospectus, together with each document incorporated therein by reference, is in all material respects a complete and proper translation of the English language versions thereof and is not susceptible of any materially different interpretation with respect to any material matter contained therein. The Company shall cause Ernst & Young LLP to deliver to the Underwriters and the Sub-underwriter similar opinions as to the French language translation of any information contained in any Supplementary Material, in form and substance satisfactory to the Underwriters and the Sub-underwriter, prior to the filing thereof with the Reviewing Authority.

        (o)   Lock-Up Agreements. The Company will use its best efforts to ensure that those persons listed in Schedule C hereto comply with the conditions contained in the agreements signed by such persons substantially in the form of Exhibit C hereto.

        (p)   Disclosures. Between the date hereof and the end of distribution (as that term is defined under Canadian Securities Laws) the Company will not, directly or indirectly, issue any press release or other public communications and hold any press conference without the consent of the Underwriters, which consent shall not be unreasonably withheld. Nothing herein shall restrict, limit or affect in any way the Company's obligation to make disclosures required to be made under applicable law or the rules of applicable securities exchanges.

        SECTION 4.    Payment of Expenses.

        (a)   Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits and the Form F-X) and of each amendment thereto, the preliminary prospectuses, the U.S. Prospectus, the Base PREP Prospectus, the Canadian Prospectus and any Supplementary Material and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters and the Sub-underwriter, (ii) the preparation, printing and delivery to the Underwriters and the Sub-underwriter of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters and the Sub-underwriter including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters and the Sub-underwriter, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the qualification of the Securities under applicable securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplement thereto, (vi) the printing and delivery to the Underwriters and the Sub-underwriter of commercial copies of each preliminary prospectus, and of the U.S. Prospectus and the Canadian Prospectus and any amendments or supplements thereto, (vii) the preparation, printing and delivery to the Underwriters of commercial copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees (not to exceed $7,500) and disbursements of counsel to the Underwriters and the Sub-underwriter in connection with, the review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Securities and (x) the fees and expenses incurred in connection with the listing of the Securities on the TSX and inclusion of the Securities in the Nasdaq. It is understood, however, that except as provided in this Section 4(a) and Section 4(b) below, the Underwriters and the Sub-underwriter will pay all of their own costs and expenses, including (without limitation) the fees of their counsel.

        (b)   Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the

Underwriters and the Sub-underwriter for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters and the Sub-underwriter.

        SECTION 5.    Conditions of Underwriters' Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained in Section 1 hereof or in certificates of any officer of the Company or any subsidiary of the Company delivered pursuant to the provisions hereof, to the performance by the Company of their covenants and other obligations hereunder, and to the following further conditions:

        (a)   Effectiveness of Registration Statement. The Base PREP Prospectus has been filed with the Reviewing Authority and with the Qualifying Authorities and a final Mutual Reliance Review System Decision Document obtained therefor and the Registration Statement has become effective; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, no order having the effect of ceasing or suspending the distribution of the Securities or the trading in the securities of the Company or any other securities of the Company shall have been issued or proceedings therefor initiated or threatened by any securities commission, securities regulatory authority or stock exchange in Canada or the United States, and any request on the part of the Reviewing Authority, any Qualifying Authority or the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters and the Sub-underwriter. A Supplemented PREP Prospectus and a U.S. Supplemented Prospectus containing the PREP Information shall have been filed, respectively, with the Reviewing Authority and with the Qualifying Authorities in accordance with the PREP Procedures and with the Commission in accordance with General Instruction II.L. of Form F-10.

        (b)   Opinion of Canadian Counsel for Company. At Closing Time, the Representatives shall have received for each of the Underwriters and the Sub-underwriter signed copies of an opinion substantially in the form set forth in Exhibit A hereto, dated as of Closing Time, of Irwin, White & Jennings, Canadian counsel for the Company, subject to such limitations, qualifications and assumptions that are normal for such an opinion.

        (c)   Opinion of U.S. Counsel for Company. At Closing Time, the Representatives shall have received for each of the Underwriters and the Sub-underwriter signed copies of an opinion substantially in the form set forth in Exhibit B hereto, dated as of the Closing Time, of Heller Ehrman White & McAuliffe LLP, United States counsel for the Company, subject to such limitations, qualifications and assumptions that are normal for such an opinion.

        (d)   Opinion of Patent Counsel for Company. At Closing Time, the Representatives shall have received for each of the Underwriters and the Sub-underwriter signed copies of opinions substantially in a form acceptable to the Representatives, dated as of the Closing Time, of SEED Intellectual Property Law Group PLLC, and Reed & Eberle LLP, patent counsel for the Company, subject to such limitations, qualifications and assumptions that are normal for such opinions.

        (e)   Opinion of Canadian Counsel for Underwriters and the Sub-underwriter. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Blake, Cassels & Graydon LLP, Canadian counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the laws of the Province of British Columbia and the federal laws of Canada applicable therein upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

        (f)    Opinion of U.S. Counsel for Underwriters and the Sub-underwriter. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Latham & Watkins LLP, United States counsel for the Underwriters and the Sub-underwriter, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to the Representatives. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

        (g)   Officers' Certificate. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the U.S. Prospectus and the Canadian Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of each of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1(a) hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and (v) no order having the effect of ceasing or suspending the distribution of the Securities shall have been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by any securities commission or securities regulatory authority in Canada.

        (h)   Accountant's Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young, LLP, a letter dated such date, in form and substance satisfactory to the Representatives together with signed or reproduced copies of such letter for each of the other Underwriters and the Sub-underwriter containing statements and information of the type ordinarily included in accountants' "comfort letters" to U.S. underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the U.S. Prospectus and the Canadian Prospectus.

        (i)    Bring-down Comfort Letter. At Closing Time, the Representatives shall have received from Ernst & Young, LLP, a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the "specified date" referred to shall be a date not more than three business days prior to Closing Time.

        (j)    No Objection. The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

        (k)   Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form set forth in Exhibit D hereto, signed by the persons listed on Schedule C hereto.

        (l)    Approval of Listing. At Closing Time, the Securities shall have been conditionally approved for listing on the TSX, subject only to official notice of issuance and the filing of customary documentation. At Closing Time, the Securities shall have been approved for inclusion in the Nasdaq, subject only to official notice of issuance.

        (m)  Conditions to Purchase of Option Securities. In the event that the Underwriters and the Sub-underwriter exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

            (i)  Opinion of Canadian Counsel for Company. The opinion of Irwin, White & Jennings, Canadian counsel for the Company, in form and substance substantially similar to the form set forth in Exhibit A hereto, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

           (ii)  Opinion of U.S. Counsel for Company. The opinion of Heller Ehrman White & McAuliffe LLP, U.S. counsel for the Company, in form and substance substantially similar to the form set forth in Exhibit B hereto, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (iii)  Opinion of Patent Counsel for Company. The opinion of SEED Intellectual Property Law Group PLLC, and Reed & Eberle LLP, patent counsel for the Company, in a form acceptable to the Representatives, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

          (iv)  Opinion of Canadian Counsel for Underwriters and the Sub-underwriter. The favorable opinion of Blake, Cassels & Graydon LLP, Canadian counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

           (v)  Opinion of U.S. Counsel for Underwriters and the Sub-underwriter. The favorable opinion of Latham & Watkins LLP, U.S. counsel for the Underwriters and the Sub-underwriter, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

          (vi)  Officer's Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(g) hereof remains true and correct as of such Date of Delivery.

         (vii)  Bring-down Comfort Letter. A letter from Ernst & Young, LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished to the Representatives pursuant to Section 5(h) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than three days prior to such Date of Delivery.

        (n)   Additional Documents. At Closing Time, and at each Date of Delivery, counsel for the Underwriters and the Sub-underwriter shall have been furnished with such documents, including certificates as to tax matters, and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters and the Sub-underwriter.

        (o)   Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or in the case of any condition to the purchase of Option Securities on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters and the Sub-underwriter to purchase the relevant Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

        SECTION 6.    Indemnification.

        (a)   Indemnification of Underwriters and the Sub-underwriter. The Company agrees to indemnify and hold harmless each Underwriter and the Sub-underwriter and each person, if any, who controls any Underwriter or any Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

            (i)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the PREP Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

           (ii)  against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

          (iii)  against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above.

        This indemnity will be in addition to any liability that the Company might otherwise have.

        (b)   Indemnification of Company, Directors and Officers . Each Underwriter and the Sub-underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement or the Canadian Prospectus and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the PREP Information, or any preliminary prospectus or the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material (or any amendment or supplement thereto) in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company by any Underwriter or the Sub-underwriter through Merrill Lynch expressly for use in the

Registration Statement (or any amendment thereto) or such preliminary prospectus or the U.S. Prospectus, the Canadian Prospectus or any Supplementary Material (or any amendment or supplement thereto).

        (c)   Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

        (d)   Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

        SECTION 7.    Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters and the Sub-underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand in connection with the offering of the Securities pursuant to this

Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting commission received by the Underwriters, in each case as set forth on the cover of the U.S. Prospectus, bear to the aggregate public offering price of the Securities as set forth on such cover.

        The relative fault of the Company on the one hand and the Underwriters and the Sub-underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the Sub-underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

        The Company and the Underwriters and the Sub-underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters and the Sub-underwriter were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

        Notwithstanding the provisions of this Section 7, no Underwriter and no Sub-underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter or the Sub-underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

        No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        For purposes of this Section 7, each person, if any, who controls an Underwriter or the Sub-underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter or Sub-underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement or the Canadian Prospectus, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in Schedule A hereto and not joint. The Sub-underwriter's obligation to contribute pursuant to this Section 7 is in proportion to the number of Initial Securities it purchased from Merrill Lynch.

        SECTION 8.    Representations, Warranties and Agreements to Survive Delivery. All representations, warranties contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries delivered pursuant hereto, shall be true as of the Closing Time and Date of Delivery and all agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries delivered pursuant hereto, shall remain operative and such representations, warranties and agreements shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Sub-underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Underwriters and the Sub-underwriter.

        SECTION 9.    Termination of Agreement.

        (a)   Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the U.S. Prospectus (exclusive of any supplement thereto) and the Canadian Prospectus (exclusive of any supplement thereto), any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or Canada, or in the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in United States, Canadian or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada or the TSX or the Nasdaq, or if trading generally on the New York Stock Exchange, the TSX, or in the Nasdaq has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the Reviewing Authority, any Qualifying Authority, any other securities commission or securities regulatory authority in Canada, the National Association of Securities Dealers, Inc. or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or Canada, (iv) if a banking moratorium has been declared by either United States federal, New York state or Canadian federal authorities (v) if any statute, regulation, rule or order of any court or other governmental authority which in the opinion of the Representatives materially and adversely affects or may materially and adversely affect the business or operations of the Company is enacted, published, decreed or promulgated, or (vi) if any governmental body or agency takes any action in respect of its monetary or fiscal affairs which in the opinion of the Representatives has a material adverse effect on the securities markets in the United States or Canada.

        (b)   Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

        SECTION 10.    Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters or the Sub-underwriter, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

        (a)   if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased hereunder, the non-defaulting Underwriters or the Sub-Underwriter shall be obligated, each severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters or the Sub-Underwriter, or

        (b)   if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after

Closing Time, the obligation of the Underwriters to purchase and of the Company to sell the Option Securities to be purchased and sold on such Date of Delivery, shall terminate without liability on the part of any non-defaulting Underwriter or the Sub-Underwriter.

        No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

        In the event of any such default which does not result in a termination of this Agreement, or in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option Securities, as the case may be, either the Representatives or the Company shall have the right to postpone the Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the U.S. Prospectus or the Canadian Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

        SECTION 11.    Agent for Service; Submission to Jurisdiction; Waiver of Immunities. By the execution and delivery of this Agreement, the Company (i) acknowledges that it has, by separate written instrument, irrevocably designated and appointed Kevin Kelly of Heller Ehrman White & McAuliffe LLP (together with any successor, the "Agent for Service"), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to this Agreement or the Securities, that may be instituted in any federal or state court in the State of New York, or brought under federal or state securities laws, and acknowledges that the Agent for Service has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit or proceeding, and (iii) agrees that service of process upon the Agent for Service (or any successor) and written notice of said service to the Company (mailed or delivered to its General Counsel at its principal office in Vancouver, British Columbia, Canada), shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of the Agent for Service in full force and effect so long as any of the Securities shall be outstanding.

        To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under the above-referenced documents, to the extent permitted by law.

        SECTION 12.    Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated at 3075 B Hansen Way, Palo Alto, California 94304, attention: Mark Robinson; notices to the Company shall be directed to it at 1618 Station Street, Vancouver, British Columbia, V6A 1B6, attention: William L. Hunter.

        SECTION 13.    Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Sub-underwriter, the Company and its successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Sub-underwriter, the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and its heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Sub-underwriter, the Company and its successors, and said controlling persons and officers and directors and its heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter or the Sub-Underwriter shall be deemed to be a successor by reason merely of such purchase.

        SECTION 14.    GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

        SECTION 15.    Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

        SECTION 16.    Judgment Currency. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "Judgment Currency") other than United States dollars, the Company will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

        If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Sub-underwriter and the Company in accordance with its terms.

Very truly yours,
ANGIOTECH PHARMACEUTICALS, INC.
By:
Name: Title:

CONFIRMED AND ACCEPTED,
                as of the date first above written:
MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED
LEHMAN BROTHERS INC.
BMO NESBITT BURNS INC.
CREDIT SUISSE FIRST BOSTON CANADA INC.
RAYMOND JAMES LTD.
DESJARDINS SECURITIES INC.
SPROTT SECURITIES INC.
BANC OF AMERICA SECURITIES LLC
THOMAS WEISEL PARTNERS LLC
ADAMS, HARNESS & HILL, INC.
MERRILL LYNCH CANADA INC.
BY:	MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
By:	Authorized Signatory

SCHEDULE A

List of Underwriters

Name of Underwriter	Number of Initial Securities
Merrill Lynch, Pierce, Fenner & Smith Incorporated	•
Lehman Brothers Inc.	•
BMO Nesbitt Burns Inc.	•
Credit Suisse First Boston Canada Inc.	•
Raymond James LTD	•
Desjardins Securities Inc	•
Sprott Securities Inc	•
Banc of America Securities LLC	•
Thomas Weisel Partners LLC	•
Adams, Harness & Hill, Inc	•
Merrill Lynch Canada Inc	•
Total	•

Sch A-1

SCHEDULE B

Pricing Information

[                                    ]
    •    Common Shares
(without par value)

1.
The initial public offering price per share for the Securities, determined as provided in Section 2, shall be US$    •    per share for Securities initially offered in the United States or Cdn$    •    [(being based on the equivalent of the United States dollar price per share based on the noon buying rate in The City of New York for cable transfers in Canadian dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate") on the date hereof)] for Securities initially offered in Canada.

2.
The purchase price per share for the Securities sold or expected to be sold in the United States to be paid by the several Underwriters shall be US$    •    being an amount equal to the initial public offering price set forth above less US$    •    per share, representing the underwriting commission as set forth in paragraph 3 below; the purchase price per share for the Securities sold or expected to be sold in Canada to be paid by the several Underwriters shall be Cdn$    •    , being an amount equal to the initial offering price in Canada set forth above less Cdn$    •    per share, representing the underwriting commission as set forth in paragraph 3 below [(being based on the equivalent of the corresponding United States dollar amount based on the Noon Buying Rate on the date hereof)]; provided that the purchase price per share for any Option Securities purchased upon the exercise of the over-allotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Company and payable on the Initial Securities but not payable on the Option Securities.

3.
The underwriting commission per share payable for the Securities to be paid by the Company shall be US$    •    per share for Securities initially offered in the United States or Cdn$    •    [(being based on the equivalent of the Noon Buying Rate on the date hereof)] for Securities initially offered in Canada.

Sch B-1

SCHEDULE C

[List of Persons and Entities Subject to Lock-up]

William Hunter
David Hall
Jeanne Bertonis
David McMasters
Rui Avelar
George Daniloff
David Howard
Ross Erickson
Russ McDaniell
John McDermott
Kenneth Galbraith
Hartley Richardson

Sch C-1

EXHIBIT A

FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(b)

REPLY TO: DAVID JENNINGS DIRECT LINE: (604) 664-3723	E MAIL: djj@iwjlaw.com FAX: (604)689-2806

October    , 2003

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
Lehman Brothers Inc.
BMO Nesbitt Burns Inc.
Credit Suisse First Boston Canada Inc.
Raymond James Ltd.
Sprott Securities Inc.
Banc of America Securities LLC
Thomas Weisel Partners LLC
Adams, Harkness & Hill, Inc.
Desjardins Securities Inc.
Merrill Lynch Canada Inc.
c/o Merrill Lynch, Pierce, Fenner & Smith
                           Incoporated
World Financial Center, North Tower
250 Vesey Street, 6th Floor
New York, NY
USA
10281 - 1209

Heller Ehrman White & McAuliffe
275 Middlefield Road
Menlo Park, California
USA 94025

Latham & Watkins LLP
650 Town Centre Drive, Suite 2000
Costa Mesa, California
USA 92626

Blake Cassels & Graydon LLP
2600, Three Bentall Centre
595 Burrard Street, P.O. Box 49314
Vancouver, BC V7X 1L3

Dear Sirs/Mesdames:

Re:	Angiotech Pharmaceuticals, Inc. —Public Offering of • Common shares

Irwin, White & Jennings has acted and is acting as counsel to Angiotech Pharmaceuticals, Inc. (the "Company") in connection with the issue and sale by the Company to Merrill Lynch, Pierce, Fenner & Smith Incorporated and all other parties (collectively the "Underwriters") listed in Schedule A to an agreement (the "Underwriting Agreement") dated September    , 2003 between the Company and the Underwriters of    •    Common shares without par value (the "Offered Shares") of the Company at an aggregate price of US$                        and up to    •    Common shares (the "Option Shares") upon exercise of an over-allotment option (the "Over-Allotment Option") by the Underwriters, all pursuant to the terms of the Underwriting Agreement and in connection with the final Short Form PREP Prospectus of the Company dated September    , 2003 and the Supplemented Short Form PREP Prospectus of the Company dated September    , 2003 (collectively, the "Prospectus") relating to the public offering of the Offered Shares.

Irwin, White & Jennings has examined:

  (a)
  an executed copy of the Prospectus;

  (b)
  a Mutual Reliance Review System Decision Document for the Prospectus dated September    , 2003, issued by the British Columbia Securities Commission on behalf of the securities regulatory authorities in each of the provinces of Canada;

  (c)
  a letter from The Toronto Stock Exchange dated September    , 2003 confirming that The Toronto Stock Exchange has conditionally approved the listing of the Offered Shares, subject to the Company fulfilling all the requirements of The Toronto Stock Exchange by November    , 2003;

  (d)
  an executed copy of the Underwriting Agreement;

  (e)
  the form and terms of the specimen certificate for each of the Offered Shares; and

  (f)
  the Certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the date hereof, a copy of which has also been delivered to you (the "Certificate").

Unless otherwise defined the terms with initial capital letters shall have the same meanings as given to them in the Underwriting Agreement.

Irwin, White & Jennings has also examined originals, photostatic, certified or facsimile copies of such corporate records, contracts and instruments of the Company or other corporations, of such certificates, permits, licenses or orders of public officials, commissions, boards and governmental bodies and authorities, of such certificates of officers or representatives of the Company or other corporations and of such other records, contracts and instruments and Irwin, White & Jennings has made such investigations and searches, all as Irwin, White & Jennings believes necessary and relevant to enable it to give and as the basis for the opinions set forth herein.

For the purpose of the opinion relating to matters governed by the laws of the Provinces of Alberta, Saskatchewan, Manitoba, Ontario, Quebec, New Brunswick, Nova Scotia, Prince Edward Island and Newfoundland and Labrador (which, together with the Province of British Columbia constitute the "Qualifying Provinces"), Irwin, White & Jennings has relied exclusively upon an opinion of counsel in each of those provinces (the "Local Counsel Opinions") which have been delivered to you today. These opinions are satisfactory to Irwin, White & Jennings in form and substance, and in its opinion you are justified in relying thereon. In expressing the opinions set forth in paragraphs 8, 10 and 12 below, to the extent that such Local Counsel Opinions are subject to qualifications and assumptions, the opinion is subject to the same qualifications and assumptions and to the extent that such Local Counsel Opinions are expressed differently, or refer to different requirements (substantive or procedural), the opinion is deemed to be expressed as set out in such Local Counsel Opinions and to incorporate those additional requirements. Irwin, White & Jennings is qualified to carry on the practice of law in the Province of British Columbia only and, except to the extent that this opinion is rendered in reliance on the Local Counsel Opinions, it expresses no opinion as to any laws, or matters governed by any laws, other than the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

As to the various questions of fact relevant to this opinion, information with respect to which is in the possession of the Company or other corporations, Irwin, White & Jennings has also relied in part upon certificates, reports, opinions or representations of or by an officer or officers of the Company or such other corporations, as the case may be. Where the opinion with respect to the existence or absence of facts or circumstances is qualified by the phrase "to the knowledge of Irwin, White & Jennings", it is intended to indicate that during the course of Irwin, White & Jennings' representation of the Company no information has come to its attention which would give it actual knowledge of the existence of such facts or circumstances. However, other than an examination of its files and the Company's corporate records and its review of certificates of officers of the Company referred to herein, Irwin, White & Jennings has not undertaken any special or independent investigation to determine the existence or absence of such facts or circumstances, and no inference as to its knowledge of the existence of such facts or circumstances should be drawn from its representation of the Company.

Irwin, White & Jennings has assumed:

  (a)
  the genuineness of all signatures, the authenticity of all documents submitted to as originals and the conformity to authentic original documents of all documents submitted to it as certified or conformed copies or as facsimile transmissions;

  (b)
  the accuracy and completeness of all representations and statements contained in any certificate or other document upon which Irwin, White & Jennings has relied;

  (c)
  the accuracy and completeness of all information provided, in written form or by electronic transmission, to it by offices of public record; and

  (d)
  the due and valid authorization, execution and unconditional delivery of all documents by the parties thereto, other than the Company, as legal, valid and binding obligations of such parties.

Irwin, White & Jennings has not undertaken any independent investigation to verify the correctness of the foregoing assumptions.

In expressing the opinions set forth in paragraph 1, Irwin, White & Jennings has relied on a Certificate of Good Standing issued by the Registrar of Companies for British Columbia dated October    , 2003, a copy of which has been delivered to you today.

In expressing the opinion set forth in paragraph 6, insofar as such opinion relates to the number of issued and outstanding shares of the Company prior to the issuance of the Offered Shares, Irwin, White & Jennings has relied exclusively and without independent investigation upon a certificate of the Computershare Trust Company of Canada dated October    , 2003, a copy of which has been delivered to you today, and insofar as such opinion relates to such shares being fully paid, Irwin, White & Jennings has relied exclusively on the Certificate.

In expressing the opinion set forth in paragraph 13, insofar as such opinion relates to matters for which Irwin, White & Jennings has provided legal services, Irwin, White & Jennings has not been retained to advise on any matters pertaining to Cohesion Technologies Inc. or on any intellectual property or licensing matters other than the license agreement dated July 9, 1997 among the Company, Boston Scientific Corporation and Cook Incorporated.

Based upon and subject to the foregoing, Irwin, White & Jennings is of the opinion that:

1.
The Company has been duly incorporated under the Company Act (British Columbia) and is, with respect to the records of the office of the Registrar of Companies, validly existing and in good standing with respect to the filing of annual returns.

2.
The Company has all necessary corporate power and capacity to own, lease and operate its properties and to conduct its business as described in the Prospectus. The Company is duly qualified as a corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

3.
The Company has all necessary corporate power and capacity to execute, deliver and perform its obligations under the Underwriting Agreement and the Underwriting Agreement has been duly authorized and, to the extent that execution and delivery are matters governed by the laws of the

  Province of British Columbia and the federal laws of Canada applicable therein, has been duly executed and delivered by the Company.

4.
All necessary corporate action has been taken by the Company to validly authorize and allot the Offered Shares on the terms and conditions of the Underwriting Agreement and, when delivered against receipt by the Company of full payment therefor, the Offered Shares will be validly issued as fully paid and non-assessable Common Shares of the Company.

5.
All necessary corporate action has been taken by the Company to validly authorize the due creation and due grant of the Over-Allotment Option to the Underwriters, and the Option Shares issuable on exercise of the Over-Allotment Option have been validly authorized and allotted on the terms and conditions of the Underwriting Agreement and, upon due issuance in accordance with the terms of the Over-Allotment Option, the Option Shares will be validly issued as fully paid and non-assessable Common Shares of the Company;

6.
The authorized, issued and outstanding share capital of the Company is as set forth in the Prospectus under the captions "Description of Share Capital" and "Capitalization" under "Actual" (except for subsequent issuances pursuant to the Underwriting Agreement and pursuant to issuances upon the exercise of stock options by directors, officers, employees and consultants of the Company and its subsidiaries). The attributes of the Common Shares conform in all material respects to the description thereof contained in the Prospectus.

7.
Except with respect to its equity ownership of NeuColl, Inc., all of the issued and outstanding share capital of each subsidiary of the Company is owned by the Company and is held free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

8.
The opinion of Irwin, White & Jennings in the Prospectus under the caption "Eligibility for Investment" is confirmed as at the Closing Time. All descriptions in the Prospectus of Canadian statutes, regulations, legal or governmental proceedings and contracts and other documents to which the Company is a party are accurate in all material respects. The information in the registration statement (the "Registration Statement") of the Company on Form F-10 under U.S. Securities Act of 1933 (the "1933 Act") under "Part II—Information Not Required to Be Delivered to Offerees or Purchasers—Indemnification" and the information in the Prospectus under the caption "Description of Share Capital" is accurate in all material respects.

9.
The form of share certificate representing the Common Shares has been duly approved by the Company and complies with all applicable statutory requirements, with any applicable requirements of the memorandum and articles of the Company, with the provisions of the Company Act (British Columbia) relating thereto and the requirements of The Toronto Stock Exchange for share certificates.

10.
A final Mutual Reliance Review System Decision Document has been obtained in respect of the Base PREP Prospectus from the Reviewing Authority on behalf of itself and the Qualifying Authorities and all necessary documents have been filed, all requisite proceedings have been taken and all other legal requirements have been fulfilled under the securities laws (including related published regulations, rules, instruments and policies) of each of the Province of British Columbia and the other Qualifying Provinces ("Canadian Securities Laws") to qualify the distribution of the Offered Shares and Option Shares to the public and the grant of the Over-Allotment Option to the Underwriters as provided in the Prospectus in each of the Province of British Columbia and the Qualifying Provinces through registrants registered under applicable Canadian Securities Laws who have complied with the applicable provisions of such securities laws.

11.
The Toronto Stock Exchange has conditionally approved the listing of all of the Offered Shares and Option Shares, subject only to the filing of documents and evidence of satisfactory distribution

  in accordance with the requirements of The Toronto Stock Exchange on or before November    , 2003.

12.
The Company is a "reporting issuer" or equivalent status under the securities legislation of each of the Qualifying Provinces and is not on the list of defaulting issuers maintained under such legislation.

13.
The execution and delivery of the Underwriting Agreement by the Company and the performance and consummation by the Company of the transactions contemplated in the Underwriting Agreement and the Prospectus (including the authorization, issuance, sale and delivery of the Offered Shares and the Option Shares and the use of proceeds as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Underwriting Agreement do not and will not conflict with, result in a breach of or create a state of facts which, whether with or without the giving of notice or lapse of time or both, will result in a breach or violation of any of the terms, conditions or provisions of or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or any of its subsidiaries under (A) the memorandum or articles of the Company or any resolution of the directors or shareholders of the Company or any of its subsidiaries; (B) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches, defaults or liens, charges or encumbrances that would not have a Material Adverse Effect) for which Irwin, White & Jennings has been retained to provide legal services; (C) any applicable Canadian federal or British Columbia statute or regulation; or (D) any judgment, order or decree of any government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Company or any of its properties, assets or operations that, to the knowledge of Irwin, White & Jennings, has been issued. No further consents, approvals, authorizations or orders of any court, regulatory body or administrative agency or other governmental agency or body, in British Columbia or federally, other than those that have been validly obtained and continue in effect, are required for the Company's execution and delivery of the Underwriting Agreement or the performance and consummation of the transactions contemplated by the Underwriting Agreement.

14.
To the knowledge of Irwin, White & Jennings and other than as disclosed in the Prospectus, (A) the Company is not in violation of its memorandum or articles and (B) no default exists in the performance or observance of any material obligation, agreement, covenant or condition in any contract, indenture, loan agreement, note, lease or other agreement or instrument to which the Company is a party.

15.
To the knowledge of Irwin, White & Jennings, the issuance of the Offered Shares, Option Shares and the Over-Allotment Option either (A) is not subject to pre-emptive or other similar rights of any security holder of the Company or any other person, or (B) such rights have been duly exercised or waived.

16.
No order having the effect of ceasing or suspending the distribution of the Offered Shares, Option Shares and the Over-Allotment Option or the trading in the Common Shares has been issued by the Reviewing Authority, and to the knowledge of Irwin, White & Jennings, no proceedings for that purpose have been instituted or are pending or contemplated by the Reviewing Authority.

17.
To the knowledge of Irwin, White & Jennings and other than as disclosed in the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry, or investigation, (A) to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or (B) to which might reasonably be expected to materially and adversely affect the properties or assets of the Company or the consummation of the transactions contemplated in the Underwriting Agreement or the performance by the Company of its obligations thereunder.

18.
To the knowledge of Irwin, White & Jennings, there are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act or qualified for distribution under Canadian Securities Laws.

19.
All descriptions in the Prospectus of contracts and other documents to which the Company or its subsidiaries are a party are accurate in all material respects, except with respect to confidential matters contained in such documents that have not been disclosed. To the knowledge of Irwin, White & Jennings, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be incorporated by reference thereto other than those described or referred to therein or incorporated by reference therein, and the descriptions thereof or references thereto are correct in all material respects, except with respect to confidential matters contained in such documents that have not been disclosed.

20.
The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and notes thereto and other financial, accounting and statistical data included or incorporated or deemed to be incorporated therein, as to which no opinion is expressed), when they were filed with the Reviewing Authority and the Qualifying Authorities, complied as to form in all material respects to the requirements of the Canadian Securities Laws as interpreted and applied by the Reviewing Authority and the relevant Qualifying Authority under published policy statements.

21.
The Canadian Prospectus and the Supplementary Material in connection with the offering of the Offered Shares, Option Shares and Over-Allotment Option (including the PREP Information, but excluding the financial statements and notes thereto and other financial, accounting and statistical data included or incorporated therein or omitted therefrom, as to which no opinion is expressed) complies as to form in all material respects to the requirements, including the PREP Procedures, of Canadian Securities Laws as interpreted and applied by the Reviewing Authority and the relevant Qualifying Authority.

22.
A court of competent jurisdiction in the Province of British Columbia (a "BC Court") would give effect to the choice of the law of the State of New York ("New York law") as the governing law of contract claims under the Underwriting Agreement, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the mandatory provisions of an otherwise applicable law of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term as is understood under the laws of the Province of British Columbia and the laws of Canada applicable therein ("Public Policy"). We have no reason to believe that the choice of New York law to govern the Underwriting Agreement (except as to provisions in the Underwriting Agreement providing for indemnity or contribution, as to which no opinion is expressed) is not bona fide or would be contrary to Public Policy.

23.
In an action on a final and conclusive judgment in personam of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a BC Court would give effect to the appointment by the Company of Heller Ehrman White & McAuliffe LLP as its agent to receive service of process in the United States of America under the Underwriting Agreement and to the provisions in the Underwriting Agreement whereby the Company submits to the non-exclusive jurisdiction of a New York Court.

24.
If the Underwriting Agreement is sought to be enforced in the Province of British Columbia in accordance with the laws applicable thereto as chosen by the parties, namely New York law, a BC Court would, subject to paragraph 23 above, recognize the choice of New York law and, upon appropriate evidence as to such law being adduced, apply such law with respect to those matters which under the laws of the Province of British Columbia are to be determined by the proper law of the Underwriting Agreement (and in particular, but without limitation, not with respect to matters of procedure), provided that none of the provisions of the Underwriting Agreement, or of applicable New York law, is contrary to Public Policy and that those laws are not foreign revenue, expropriatory or penal laws; provided, however, that, in matters of procedure, the laws of the Province of British Columbia will be applied, and a BC Court will retain discretion to decline to hear such action if it is contrary to Public Policy for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere and a BC Court may not enforce an obligation enforceable under New York law where performance of the obligation would be illegal by the law of the place of performance.

25.
The laws of the Province of British Columbia and the laws of Canada applicable therein permit an action to be brought in a BC Court on a final and conclusive judgment in personam of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Underwriting Agreement that is not impeachable as void or voidable under New York law for a sum certain if: (A) the court rendering such judgment had jurisdiction, as determined under British Columbia Law, over the judgment debtor and the subject matter of the action; (B) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with Public Policy or contrary to any order made by the Attorney-General of Canada under the Foreign Extraterritorial Measures Act (Canada) or the Competition Tribunal under the Competition Act (Canada); (C) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws; (D) the action to enforce such judgment is commenced in compliance with the Limitations Act (British Columbia); (E) there has been no manifest error in the granting of such judgment; and (F) the judgment is final and not subject to appeal. Under the Currency Act (Canada), a BC Court may only give judgment in Canadian dollars.

26.
Irwin, White & Jennings has participated in the preparation of the Registration Statement, the U.S. Prospectus and the Prospectus and in telephone conferences with officers and other representatives of the Company, representatives of the independent chartered accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement, the U.S. Prospectus and the Prospectus, and related matters were discussed and, although Irwin, White & Jennings is not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the U.S. Prospectus and the Prospectus except as set forth in paragraphs 6, 9 and 20 above, on the basis of the foregoing no information has come to the attention of Irwin, White & Jennings that causes them to believe that, (A) the Registration Statement (except for the financial statements and notes thereto and other financial, accounting and statistical data included or incorporated therein or omitted therefrom, as to which no opinion is expressed), at the time the Registration Statement became effective under the 1933 Act, contained an untrue statement of a material fact within the meaning of the Securities Act (British Columbia) or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading within the meaning of the Securities Act (British Columbia) or (B) the U.S. Prospectus and the Prospectus as amended or supplemented prior to the Closing Time (except for the financial statements and notes thereto and other financial data included or incorporated therein or omitted therefrom, as to which no opinion is expressed), as of the date of the U.S. Prospectus and the Prospectus or the date hereof contained or contains an untrue statement of a material fact within the meaning of the Securities Act (British Columbia) or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading within the meaning of the Securities Act (British Columbia).

This opinion is furnished by Irwin, White & Jennings as counsel to the Company and is solely for the benefit of the parties to whom it is addressed and may not be relied upon by any other person, nor quoted from or referred to in any documents, without its expressed written consent, provided that each of Blake, Cassels & Graydon LLP and Latham & Watkins LLP may rely, quote from or refer to this opinion in any opinion provided by it to the Underwriters in connection with this matter.

Yours truly,

EXHIBIT B

FORM OF OPINION OF COMPANY'S U.S. COUNSEL
TO BE DELIVERED PURSUANT TO
SECTION 5(c)

1.
The Registration Statement is effective under the 1933 Act and the Form F-X was filed with the Commission prior to the effectiveness of the Registration Statement; any required filing of the U.S. Prospectus or any supplement thereto pursuant to General Instruction II.L. of Form F-10 has been made in the manner and within the time period required by said General Instruction II.L.; and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the 1933 Act.

2.
The Form F-X complies as to form in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations.

3.
Such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the U.S. Prospectus that are not filed or described, in each case as required by the 1933 Act and the 1933 Act Regulations.

4.
Assuming the due authorization, execution and delivery of the Purchase Agreement under the laws of the Province of British Columbia and the federal laws of Canada applicable therein, the Purchase Agreement (to the extent that execution and delivery are governed by the laws of the State of New York) has been duly executed and delivered by the Company.

5.
The statements made in the U.S. Prospectus under the heading "Certain Tax Considerations for U.S. Shareholders—Material U.S. Federal Income Tax Consequences for U.S. Holders", insofar as they constitute matters of United States federal income tax law and legal conclusions with respect thereto, are accurate in all material respects.

6.
To such counsel's knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder.

7.
There are no U.S. statutes or regulations that are required to be described in the Registration Statement that are not described as required, and the descriptions thereof or references thereto are correct in all material respects.

8.
No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any U.S. federal or New York State court or governmental authority or agency (other than under the 1933 Act and the 1933 Act Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which such counsel need not express any opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities.

9.
The execution, delivery and performance of the Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated in the Purchase Agreement and in the Registration Statement and the U.S. Prospectus (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the U.S. Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under the Purchase Agreement do not and will not conflict with, result in a breach of or create a state of facts which, whether with or without the giving of notice or lapse of time or both, will result in a breach or violation of any of the terms, conditions or provisions of or result in the creation or imposition of any lien, charge, or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract identified in a certificate of an officer of the Company as being material to the Company and governed by U.S. federal or state law, statute, rule or regulation.

10.
The execution, delivery and performance of the Purchase Agreement by the Company and the consummation by the Company of the transactions contemplated in the Purchase Agreement and compliance by the Company with its obligations under the Purchase Agreement do not and will not violate any applicable U.S. federal or state law, statute, rule, regulation or any of the following identified in a certificate of an officer of the Company as being material to the Company: any judgment, order or decree of any U.S. federal or state government, governmental regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the Company or any of its respective properties or assets.

11.
The Company is not and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the U.S. Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the 1940 Act.

12.
Under the laws of the State of New York relating to submission of personal jurisdiction, the Company has, pursuant to Section 11 of the Purchase Agreement, validly (i) submitted to the non-exclusive jurisdiction of any federal or state court in the City, County and State of New York, in any action based on or under the Purchase Agreement, and (ii) appointed Kevin F. Kelly as its authorized agent for purposes described in Section 11 of the Purchase Agreement.

13.
The Registration Statement and the U.S. Prospectus (other than the financial statements and other financial data contained therein or omitted therefrom, as to which such counsel need express no belief), as of their respective effective or issue dates appear on their face to comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the SEC thereunder.

***

In connection with the registration of the Securities, such counsel participated in the preparation of the Registration Statement and the U.S. Prospectus and in telephone conferences and meetings with officers and other representatives of the Company, representatives of the independent chartered accountants for the Company, and representatives of the Underwriters, at which the contents of the Registration Statement and the U.S. Prospectus, and related matters were discussed. On the basis of the information which was developed in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the Act and the Rules and Regulations thereunder, such counsel advises you that no facts have come to such counsel's attention that lead such counsel to believe that (i) the Registration Statement (other than the financial statements and related schedules therein or incorporated therein, as to which such counsel expresses no belief), at the time the Registration Statement became effective under the 1933 Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that (ii) the U.S. Prospectus, as amended or supplemented prior to the Closing Time (other than the financial statements and related schedules therein or incorporated therein, as to which such counsel expresses no belief), as of the date of the U.S. Prospectus or the date hereof, contains an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The limitations inherent in the determinations involved in the registration process are such, however, that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the U.S. Prospectus.

EXHIBIT C

FORM OF LOCK-UP LETTER

         September    , 2003

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
        as Representative of the several
        Underwriters to be named in the
        within-mentioned Purchase Agreement

c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
250 Vesey Street, 6th Floor
New York, New York 10281-1209

Re:    Proposed Public Offering by Angiotech Pharmaceuticals, Inc.

Ladies and Gentlemen:

        The undersigned, a shareholder and an officer and/or director of Angiotech Pharmaceuticals, Inc., a corporation organized under the laws of the Province of British Columbia (the "Company"), understands that Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") proposes to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the public offering of common shares in the capital of the Company ("Common Shares") (the Common Shares that will be issued in the public offering contemplated by the Purchase Agreement are herein referred to as the "Securities"). In recognition of the benefit that such an offering will confer upon the undersigned as a shareholder and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Purchase Agreement that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch (on behalf of such underwriters), directly or indirectly, (i) offer, pledge, sell (including any sale pursuant to Rule 144 under the Securities Act of 1933, as amended), contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, announce any intention to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any Common Shares (including, without limitation, Common Shares which may be deemed to be beneficially owned by such shareholder in accordance with the rules and regulations of the Securities Exchange Commission or the securities legislation of any province or territory of Canada and Common Shares which may be issued upon exercise of any option or warrant) or any securities convertible into or exchangeable or exercisable for Common Shares, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement or prospectus with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction is to be settled by delivery of Common Shares or other securities, in cash or otherwise.

C-1

        The undersigned agrees that the Company may, with respect to any Common Shares for which the undersigned is the record or beneficial holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such Common Shares on the transfer books and records of the Company.

        In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the proposed offering, and any other action taken by the Company in connection with the proposed offering.

        The undersigned hereby agrees that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this letter agreement supersedes such registration rights agreement.

        The undersigned understands that the Company and Merrill Lynch will proceed with the proposed offering in reliance on this letter agreement. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        This letter agreement has been entered into on the date first written above.

Very truly yours,
Signature:
Print Name:

C-2

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Table of Contents
ANGIOTECH PHARMACEUTICALS, INC. (incorporated under the laws of British Columbia) • Common Shares PURCHASE AGREEMENT
SCHEDULE A List of Underwriters
SCHEDULE B Pricing Information [ ] • Common Shares (without par value)
SCHEDULE C [List of Persons and Entities Subject to Lock-up]
EXHIBIT A FORM OF OPINION OF COMPANY'S CANADIAN COUNSEL TO BE DELIVERED PURSUANT TO SECTION 5(b)
EXHIBIT B FORM OF OPINION OF COMPANY'S U.S. COUNSEL TO BE DELIVERED PURSUANT TO SECTION 5(c)
EXHIBIT C FORM OF LOCK-UP LETTER